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Exhibit 99.1

STOCKHOLDER VOTING AGREEMENT

        THIS STOCKHOLDER VOTING AGREEMENT (this "Agreement") is made, entered into, and effective as of January 25, 2005 by and among Cimarex Energy Co., a Delaware corporation (the "Cimarex"), and the persons listed on Schedule A (Stockholders) to this Agreement (each, a "Stockholder" and, collectively, the "Stockholders").

RECITALS

        WHEREAS, concurrently with the execution and delivery of this Agreement, Cimarex, Cimarex Nevada Acquisition Co., a Nevada corporation and a wholly-owned subsidiary of Cimarex ("Merger Sub"), and Magnum Hunter Resources, Inc., a Nevada corporation ("Magnum"), are entering into an Agreement and Plan of Merger (the "Merger Agreement"), which provides, among other things, for the merger of Merger Sub with and into Magnum (the "Merger"), all on the terms and subject to the conditions set forth in the Merger Agreement; and

        WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Cimarex has required that each Stockholder agree, and each Stockholder has agreed, to enter into this Agreement;

AGREEMENT

        NOW, THEREFORE, in and as consideration of and for the foregoing premises and the representations, warranties, agreements, and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

        1.     Definitions. Any and all capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meaning(s) assigned to such term(s) in the Merger Agreement which is incorporated herein by reference.

        2.     Voting. Unless and until this Agreement is terminated:

          (a)   Each Stockholder shall, at each meeting of the stockholders of Magnum, if any, however called, or in connection with each written consent of the stockholders of Magnum, if any, vote (or cause to be voted) all shares of Company Common Stock then held of record and/or beneficially owned by such Stockholder (the "Shares") (to the extent such Stockholder has the right to vote or direct the voting of such Shares), (i) in favor of the Merger, the execution and delivery by Magnum of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof and (ii) against any proposal relating to a Superior Proposal and against any action or agreement that would impede, frustrate, prevent, or nullify this Agreement, or result in a breach in any respect of any covenant, representation, or warranty or any other obligation or agreement of Magnum under the Merger Agreement or which would result in any of the conditions set forth in Article VI of the Merger Agreement not being fulfilled.

          (b)   Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and/or the Merger Agreement, such Stockholder shall not (i) offer to transfer (which term shall include, without limitation, any sale, tender, gift, pledge, assignment or other disposition), transfer, or consent to any transfer of, any of the Shares beneficially owned by such Stockholder (to the extent such Stockholder has the right to dispose of or direct the disposition of such Shares) or any interest therein without the prior written consent of Cimarex, such consent not to be unreasonably withheld, conditioned, or delayed in the case of a gift or similar estate planning transaction (it being understood that Cimarex may decline to consent to any such transfer if the person acquiring such Shares does not agree to take such Shares subject to the terms of this Agreement), (ii) enter into any contract, option, or other agreement or understanding with respect to any transfer of any such Shares or any interest therein, (iii) grant any proxy, power-of-attorney, or other authorization or consent in or with respect to any such Shares (other than pursuant to and in accordance with this Agreement), (iv) deposit any such Shares into a voting trust or enter into a voting agreement or arrangement with respect to any such Shares (other than pursuant to and in accordance with this Agreement), or (v) take any other action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect in any material respect or in any way restrict, limit, or interfere in any material respect with the performance of the obligations of such Stockholder hereunder or the transactions contemplated hereby or by the Merger Agreement.

          (c)   Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, and/or advisable under applicable laws to consummate and make effective the transactions contemplated by this Agreement. Each party hereto shall promptly consult with the other parties hereto and provide any necessary information and material with respect to all filings made by any party hereto with any Governmental Authority in connection with this Agreement and the transactions contemplated hereby.

          (d)   Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that such Stockholder may have.

        3.     Representations and Warranties of Each Stockholder. Each Stockholder hereby represents and warrants, severally and not jointly, to Cimarex as follows:

          (a)   Ownership of Shares. Such Stockholder is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which meaning shall apply for all purposes of this Agreement) of, and has the sole power to vote and dispose of, the number of Shares set forth opposite the name of such Stockholder on Schedule A (Stockholders) hereto and is the beneficial owner of options and/or warrants (collectively, the "Options") to purchase the number of shares of Company Common Stock set forth opposite the name of such Stockholder on Schedule A (Stockholders) hereto, in each case, free and clear of any security interests, liens, charges, encumbrances, equities, claims, options or limitations of whatever nature and free of any other limitation or restriction (including, without limitation, any restriction on the right to vote, sell, or otherwise dispose of such Shares or Options), except, in each case, as may exist by reason of this Agreement or pursuant to applicable law or, in the case of the Options, the restrictions on transferability and/or on exercise or purchase provided for in the applicable option or warrant agreement and/or any related plan, as applicable. The number of Shares and Options set forth opposite the name of such Stockholder on Schedule A (Stockholders) hereto represents all of the shares of capital stock of Magnum beneficially owned by such Stockholder as of the date of this Agreement.

          (b)   Such Stockholder has the power and authority to enter into and perform all of such Stockholder's obligations under this Agreement. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due execution and delivery by, and enforceability against, Cimarex, constitutes a legal, valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as such enforcement may be limited by any equitable defense. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Stockholder is a trustee, or any party to any other agreement or arrangement, whose consent is required for the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated thereby.

          (c)   No filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary for the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby and the compliance by such Stockholder with the provisions hereof and none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof, except in cases in which any conflict, breach, default or violation described below would not interfere with the ability of such Stockholder to perform such Stockholder's obligations hereunder, shall (i) conflict with or result in any breach of any organizational documents applicable to such Stockholder, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under, any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind, including, without limitation, any voting agreement, proxy arrangement, pledge agreement, stockholders agreement or voting trust, to which such Stockholder is a party or by which such Stockholder or any properties or assets of such Stockholder may be bound, or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any properties or assets of such Stockholder.

          (d)   Except as permitted by this Agreement, the Shares beneficially owned by such Stockholder and the certificates representing such Shares are now, and at all times during the term hereof shall be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, proxies, voting trusts or agreements, understandings or arrangements or any other rights whatsoever, except for any such liens or proxies arising hereunder. The transfer by such Stockholder of the Shares to Cimarex in accordance with the terms of the Merger Agreement shall pass to and unconditionally vest in Cimarex good and valid title to all such Shares, free and clear of all liens, proxies, voting trusts or agreements, understandings or arrangements or any other rights whatsoever.

          (e)   No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with, or as a result of, the execution of this Agreement based upon arrangements made by or on behalf of such Stockholder.

        4.     Stop Transfer. Each Stockholder shall request that Magnum not register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares beneficially owned by such Stockholder, unless such transfer is made in compliance with this Agreement.

        5.     Termination. This Agreement shall terminate with respect to each Stockholder upon the earliest of (a) the Effective Time, (b) the termination of the Merger Agreement, and (c) July 25, 2005 (which date shall automatically be extended to October 1, 2005 in the event that the SEC has not declared the Registration Statement effective by June 1, 2005).

        6.     No Limitation. Notwithstanding any other provision hereof, nothing in this Agreement shall be construed to prohibit any Stockholder, or any officer or affiliate of any Stockholder that is or has been designated as a member of the Board of Directors of Magnum, from taking any action solely in his or her capacity as a member of the Board of Directors of Magnum or from exercising his or her fiduciary duties as a member of such Board of Directors to the extent specifically permitted by the Merger Agreement.

        7.     Miscellaneous.

          (a)   This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

          (b)   This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each Stockholder (in the case of an assignment by Cimarex) or Cimarex (in the case of an assignment by any Stockholder); provided, however, that Cimarex may assign the rights and obligations of Cimarex hereunder to any subsidiary of Cimarex, but no such assignment shall relieve Cimarex of the obligations of Cimarex hereunder.

          (c)   Without limiting any other rights Cimarex may have hereunder in respect of any transfer of any Shares, each Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Shares beneficially owned by such Stockholder and shall be binding upon any person to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Stockholder's heirs, guardians, administrators or successors.

          (d)   This Agreement may not be amended, changed, supplemented or otherwise modified with respect to any Stockholder except by an instrument in writing signed on behalf of such Stockholder and Cimarex.

          (e)   All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or by facsimile transmission with confirmation of receipt, as follows:

    If to Cimarex:

      Cimarex Energy Co.
      1700 Lincoln, Suite 1800
      Denver, Colorado 80203
      Attention: Paul Korus
      Fax: 303.295.3494

    with a copy (which shall not constitute notice) to:

      Holme Roberts & Owen LLP
      1700 Lincoln, Suite 4100
      Denver, Colorado 80203
      Attention: Thomas A. Richardson and J. Gregory Holloway
      Fax: 303.866.0200 and 303.866.0200

    If to a Stockholder:

      At the addresses and facsimile numbers set forth on Schedule A hereto.

    with a copy (which shall not constitute notice) to:

      Haynes and Boone, LLP
      901 Main Street, Suite 3100
      Dallas, Texas 75202-3789
      Attention: Greg R. Samuel, Esq.
      Fax: 214.200.0577

  or to such other address or facsimile number as the person to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

          (f)    Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

          (g)   All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          (h)   The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          (i)    This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

          (j)    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

          (k)   The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Delaware state court located in the City of Wilmington or any Federal court located in the United States District Court for the District of Delaware, Wilmington, Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Delaware state court located in the City of Wilmington or any Federal court located in the United States District Court for the District of Delaware, Wilmington, Delaware in the event any dispute arises out of this Agreement or any transaction contemplated by this Agreement,

  (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it shall not bring any action relating to this Agreement or any transaction contemplated by this Agreement in any court other than any such court. The parties hereto irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Delaware located in the City of Wilmington or in any Federal court located in the United States District Court for the District of Delaware, Wilmington, Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in a inconvenient forum.

          (l)    The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          (m)  This Agreement may be executed in counterparts (by fax or otherwise), each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

          (n)   Except as otherwise provided herein, each party shall pay its, his or her own expenses incurred in connection with this Agreement.

Remainder of Page Intentionally Left Blank. Signature Page(s) to Follow.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Stockholder Voting Agreement effective as of the date first written above.

Cimarex:
Cimarex Energy Co.

By:	/s/ PAUL KORUS
Name:	Paul Korus
Title:	Vice President and CFO

Stockholders:
/s/ GARY C. EVANS Gary C. Evans
Jacquelyn Evelyn Enterprises, Inc.

By:	/s/ GARY C. EVANS
Name:	Gary C. Evans
Title:	Secretary

SCHEDULE A

Stockholders

Name of Stockholder	Shares	Options
Gary C. Evans 2100 La Rochelle Flower Mound, TX 75022 Fax: 972-410-1396	2,836,691	1,688,151
Jacquelyn Evelyn Enterprises, Inc. 2100 La Rochelle Flower Mound, TX 75022 Fax: 972-410-1396	17,024	0

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STOCKHOLDER VOTING AGREEMENT